SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 30, 2004
              (Date of earliest event reported): November 29, 2004

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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      MARSHALL ISLANDS                000-14135               52-2098714
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)


       ONE STATION PLACE, STAMFORD,                                 06902
               CONNECTICUT                                       (Zip Code)
  (Address of Principal Executive Offices)


                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events


On November 29 and 30, 2004, OMI Corporation (the "Company") issued two press releases; the first, announcing that it intends, subject to market conditions, to privately place $200 million aggregate principal amount ( not including the initial purchasers option) of convertible senior notes due 2024 and the second, announcing of the pricing of the $225 million aggregate principal amount of convertible notes. The press releases are furnished herewith as Exhibits 99.1 and 99.2.


 Item 9.01 Financial Statements and Exhibits


(c) Exhibits


99.1 Press Release issued by the Company on November 29, 2004.


99.2 Press Release issued by the Company on November 30, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 30, 2004            By:   /s/ Craig H. Stevenson, J.
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                                   Craig H. Stevenson, Jr. Chairman
                                   of the Board and Chief Executive
                                   Officer


Date:  November 30, 2004           By:  /s/ Kathleen C. Haines
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                                   Kathleen C. Haines Senior Vice
                                   President, Chief Financial Officer
                                   and Treasurer


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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
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 99.1          Press Release issued by the Company on November 29, 2004.

 99.2          Press Release issued by the Company on November 30, 2004.





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